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                                                                     EXHIBIT 4.1

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Number                           [LOGO]               Shares
IV

  Common Stock                                     Common Stock

                          INTERNET VENTURES, INC.

     INCORPORATED UNDER THE LAWS OF           SEE REVERSE FOR STATEMENTS
         THE STATE OF CALIFORNIA     RELATING TO RIGHTS, PREFERENCES, PRIVILEGES
                                                AND RESTRICTIONS, IF ANY
                                                  CUSIP 46058E 10 3

THIS CERTIFIES THAT




IS THE RECORD HOLDER OF

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                            INTERNET VENTURES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                    [SEAL]


  /s/ Marshall F. Sparks                         /s/ Donald A. Janke
-----------------------------                  --------------------------------
        SECRETARY                                         PRESIDENT

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     A statement of the rights, preferences, privilges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tennants in common              UNIF GIFT MIN ACT -             Custodian
     TEN ENT - as tenants by the entireties                            (Cust)                    (Minor)
     JT TEN  - as joint tenants with right of                     under Uniform Gifts to Minors
               survivorship and not as tenants                    Act
               in common                                                                (State)
                                                  UNIF TRF MIN ACT -      Custodian (until age         )
                                                                     (Cust)
                                                                                  under Uniform Transfers
                                                                     (Minor)
                                                                  to Minors Act
                                                                                        (State)

       Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

______________________________Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
__________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

                              X_________________________________________________

                              X_________________________________________________
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

BY_______________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.